UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2003

UROPLASTY, INC.

(Exact name of registrant as specified in charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)

2718 Summer Street NE
Minneapolis, Minnesota 55413-2820
(Address of principal executive offices)

612-378-1180
(Registrant’s telephone number, including area code)

(Former Name and Address)

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

99.1 Press release dated May 14, 2003 announcing the Company’s 2003 year end results.

Item 9. Regulation FD Disclosure

     The following information required to be disclosed under Item 12- “Disclosure of Results of Operation and Financial Condition” is being furnished under Item 9 — “Regulation FD Disclosure” in accordance with the Securities and Exchange Commission’s Final Rule Release No. 33-8216. On May 14, 2003 the Company issued a press release announcing its results for the year ended March 31, 2003. The full text of this press release is set forth on Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:May 16, 2003

UROPLASTY, INC.

By: /s/ DANIEL G. HOLMAN Daniel G. Holman President, Chief Executive Officer, Chief Financial Officer (Principal Financial Officer), Director (Principal Executive Officer)

EXHIBIT INDEX

     Exhibit 99.1 Press release dated May 14, 2003 announcing the Company’s 2003 year end results.

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